EXHIBIT 99.1

 Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General
Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.

                          AIR PARTNERS, L.P.

                          By:  1992 AIR GP,
                               General Partner

                               By:  1992 AIR, INC.,
                                    General Partner

                                    By:/s/James J. O'Brien
                                          James J. O'Brien,
                                          Vice President

                          1992 AIR GP

                          By:  1992 AIR, INC.,
                               General Partner

                               By:/s/James J. O'Brien
                                     James J. O'Brien,
                                     Vice President


                          AIR II GENERAL, INC.

                          By:/s/James J. O'Brien
                                James J. O'Brien,
                                Vice President

                          1992 AIR, INC.

                          By:/s/James J. O'Brien
                                James J. O'Brien,
                                Vice President


                          /s/James J. O'Brien
                          James J. O'Brien,
                          Attorney-in-Fact for each of:
                          DAVID BONDERMAN (1)
                          ALFREDO BRENER (2)

                          BONDERMAN FAMILY LIMITED PARTNERSHIP

                          By:  David Bonderman, general partner


                          By:/s/James J. O'Brien,
                          Attorney-in-Fact for DAVID BONDERMAN(1)


                          BONDO AIR LIMITED PARTNERSHIP

                          By:  1992 AIR, INC.,
                               General Partner

                               By:/s/James J. O'Brien
                                    James J. O'Brien,
                                    Vice President


(1) A Power of Attorney authorizing James J. O'Brien to act on behalf of David Bonderman was previously filed with the Commission.

(2) A Power of Attorney authorizing James J. O'Brien to act on behalf of Alfredo Brener was previously filed with the Commission.
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